UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 14, 2012

ENGlobal Corporation
(Exact name of registrant as specified in its charter)
Nevada	001-14217	88-0322261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

654 N. Sam Houston Parkway E., Suite 400, Houston, Texas	77060-5914
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   281-878-1000

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

ENGlobal Corporation (the “Company”) held its 2012 Annual Meeting of Stockholders on June 14, 2012. The following proposals were submitted to the holders of the Company’s common stock (the “Common Stock”) for a vote:

1.      The election of five nominees to the Board of Directors;

2.
The approval of an amendment to the ENGlobal Corporation 2009 Equity Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 480,000 shares to 980,000 shares; and

3.	The ratification of the appointment of Hein & Associates LLP as the independent auditors of the Company for fiscal year 2012.

The results of such votes were as follows:

1.	The following votes were cast in the election of five nominees to the Board of Directors:

Name of Nominee	Number of Votes Voted For	Number of Votes Withheld
William A. Coskey, P.E.	17,598,077	473,521
Edward L. Pagano	16,717,347	1,354,251
David W. Gent, P.E.	16,551,605	1,519,993
Randall B. Hale	17,211,864	859,734
David C. Roussel	17,276,657	794,941

2.      The following votes were cast in the approval of an amendment to the ENGlobal Corporation 2009 Equity Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 480,000 shares to 980,000 shares:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
14,593,170	3,436,540	41,888	7,024,997

3.      The following votes were cast in the ratification of the appointment of Hein & Associates LLP as the independent auditors of the Company for fiscal year 2012:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining
24,591,725	481,792	23,078

Item 7.01 Regulation FD Disclosure

On June 14, 2012, the Company issued a press release announcing the results of its 2012 Annual Meeting of Stockholders. The press release is filed as Exhibit 99.1 to this Form 8-K, and is incorporated herein by reference.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1           Press Release of ENGlobal Corporation dated June 14, 2012.

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENGlobal Corporation (Registrant)
June 14, 2012 (Date)	/s/ NATALIE S. HAIRSTON Natalie S. Hairston Chief Governance Officer, Corporate Vice President - Investor Relations, and Corporate Secretary